UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2017

Central Index Key Number of the issuing entity: 0001698685

BANK 2017-BNK4

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-15	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01.	Other Events.

On or about April 19, 2017, a series of mortgage pass-through certificates, entitled BANK 2017-BNK4, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4 (the “Certificates”), is expected to be issued by BANK 2017-BNK4 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2017 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about April 19, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-eight (48) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of April 5, 2017, between the Registrant and BANA; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of April 5, 2017, between the Registrant and MSMCH; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of April 5, 2017, between the Registrant and Wells Fargo.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Academy Securities, Inc. (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of April 5, 2017, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of April 5, 2017, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iii) the transfer of the RR Interest from the Registrant to Wells Fargo, BANA and Morgan Stanley Bank, N.A. (“MSBNA” and, together with WFB and BANA the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of April 6, 2017, between the Registrant and the Retaining Parties. The Privately Offered Certificates and the RR Interest will be sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated April 6, 2017 and filed with the Securities and Exchange Commission on April 19, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK3 was issued by Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2017 (the “BACM 2017-BNK3 Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, each of The Summit Birmingham Whole Loan and the JW Marriott Desert Springs Whole Loan is a Non-Serviced Whole Loan, each of The Summit Birmingham Mortgage Loan and the JW Marriott Desert Springs Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of each of The Summit Birmingham Whole Loan and the JW Marriot Desert Springs Whole Loan is governed by the BACM 2017-BNK3 Pooling and Servicing Agreement and by The Summit Birmingham Intercreditor Agreement and the JW Marriott Desert Springs Intercreditor Agreement, respectively (each as defined below). The BACM 2017-BNK3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.4.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled GS Mortgage Securities Trust 2017-GS5, Commercial Mortgage Pass-Through Certificates, Series 2017-GS5 was issued by GS Mortgage Securities Trust 2017-GS5, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2017 (the “GSMS 2017-GS5 Pooling and Servicing Agreement”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Pentagon Center Whole Loan is a Non-Serviced Whole Loan, the Pentagon Center Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Pentagon Center Whole Loan is governed by the GSMS 2017-GS5 Pooling and Servicing Agreement and by the Pentagon Center Intercreditor Agreement (as defined below). The GSMS 2017-GS5 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Securities Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1 was issued by Wells Fargo Commercial Mortgage Securities Trust 2017-RB1, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2017 (the “WFCM 2017-RB1 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, The Davenport Whole Loan is a Non-Serviced Whole Loan, The Davenport Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of The Davenport Whole Loan is governed by the WFCM 2017-RB1 Pooling and Servicing Agreement and by The Davenport Intercreditor Agreement (as defined below). The WFCM 2017-RB1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled BBCMS Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1 was issued by BBCMS Mortgage Trust 2017-C1, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2017 (the “BBCMS 2017-C1 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Merrill Lynch Drive Whole Loan is a Non-Serviced Whole Loan, the Merrill Lynch Drive Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Merrill Lynch Drive Whole Loan is governed by the BBCMS 2017-C1 Pooling and Servicing Agreement and by the Merrill Lynch Drive Intercreditor Agreement (as defined below). The BBCMS 2017-C1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Citigroup Commercial Mortgage Trust 2017-P7, Commercial Mortgage Pass-Through Certificates, Series 2017-P7 was issued by Citigroup Commercial Mortgage Trust 2017-P7, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2017 (the “CGCMT 2017-P7 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Key Center Cleveland Whole Loan is a Non-Serviced Whole Loan, the Key Center Cleveland Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Key Center Cleveland Whole Loan is governed by the CGCMT 2017-P7 Pooling and Servicing Agreement and by the Key Center Cleveland Intercreditor Agreement (as defined below). The CGCMT 2017-P7 Pooling and Servicing Agreement is attached hereto as Exhibit 99.8.

The holders of the promissory notes evidencing the D.C. Office Portfolio Whole Loan (the “D.C. Office Portfolio Noteholders”) entered into an agreement between note holders, dated as of February 13, 2017 (the “D.C. Office Portfolio Intercreditor Agreement”), between the D.C. Office Portfolio Noteholders, which sets forth the respective rights of each D.C. Office Portfolio Noteholder. The D.C. Office Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.9.

The holders of the promissory notes evidencing The Summit Birmingham Whole Loan (“The Summit Birmingham Noteholders”) entered into an agreement between note holders, dated as of December 20, 2016 (“The Summit Birmingham Intercreditor Agreement”), between The Summit Birmingham Noteholders, which sets forth the respective rights of each The Summit Birmingham Noteholder. The Summit Birmingham Intercreditor Agreement is attached hereto as Exhibit 99.10.

The holders of the promissory notes evidencing the One West 34th Street Whole Loan (the “One West 34th Street Noteholders”) entered into an agreement between note holders, dated as of March 15, 2017 (the “One West 34th Street Intercreditor Agreement”), between the One West 34th Street Noteholders, which sets forth the respective rights of each One West 34th Street Noteholder. The One West 34th Street Intercreditor Agreement is attached hereto as Exhibit 99.11.

The holders of the promissory notes evidencing the Pentagon Center Whole Loan (the “Pentagon Center Noteholders”) entered into a co-lender agreement, dated as of March 16, 2017 (the “Pentagon Center Intercreditor Agreement”), between the Pentagon Center Noteholders, which sets forth the respective rights of each Pentagon Center Noteholder. The Pentagon Center Intercreditor Agreement is attached hereto as Exhibit 99.12.

The holders of the promissory notes evidencing the JW Marriott Desert Springs Whole Loan (the “JW Marriott Desert Springs Noteholders”) entered into an agreement between note holders, dated as of January 11, 2017 (the “JW Marriott Desert Springs Intercreditor Agreement”), between the JW Marriott Desert Springs Noteholders, which sets forth the respective rights of each JW Marriott Desert Springs Noteholder. The JW Marriott Desert Springs Intercreditor Agreement is attached hereto as Exhibit 99.13.

The holders of the promissory notes evidencing The Davenport Whole Loan (“The Davenport Noteholders”) entered into an agreement between note holders, dated as of March 30, 2017 (“The Davenport Intercreditor Agreement”), between The Davenport Noteholders, which sets forth the respective rights of each The Davenport Noteholder. The Davenport Intercreditor Agreement is attached hereto as Exhibit 99.14.

The holders of the promissory notes evidencing the Merrill Lynch Drive Whole Loan (the “Merrill Lynch Drive Noteholders”) entered into an agreement between note holders, dated as of January 31, 2017 (the “Merrill Lynch Drive Intercreditor Agreement”), between the Merrill Lynch Drive Noteholders, which sets forth the respective rights of each Merrill Lynch Drive Noteholder. The Merrill Lynch Drive Intercreditor Agreement is attached hereto as Exhibit 99.15.

The holders of the promissory notes evidencing the Key Center Cleveland Whole Loan (the “Key Center Cleveland Noteholders”) entered into a co-lender agreement, dated as of January 31, 2017 (the “Key Center Cleveland Intercreditor Agreement”), between the Key Center Cleveland Noteholders, which sets forth the respective rights of each Key Center Cleveland Noteholder. The Key Center Cleveland Intercreditor Agreement is attached hereto as Exhibit 99.16.

The holders of the promissory notes evidencing the American Greetings HQ Whole Loan (the “American Greetings HQ Noteholders”) entered into an agreement between note holders, dated as of October 27, 2016 (the “American Greetings HQ Intercreditor Agreement”), between the American Greetings HQ Noteholders, which sets forth the respective rights of each American Greetings HQ Noteholder. The American Greetings HQ Intercreditor Agreement is attached hereto as Exhibit 99.17.

The holders of the promissory notes evidencing the Ralph’s Food Warehouse Portfolio Whole Loan (the “Ralph’s Food Warehouse Portfolio Noteholders”) entered into an agreement between note holders, dated as of April 13, 2017 (the “Ralph’s Food Warehouse Portfolio Intercreditor Agreement”), between the Ralph’s Food Warehouse Portfolio Noteholders, which sets forth the respective rights of each Ralph’s Food Warehouse Portfolio Noteholder. The Ralph’s Food Warehouse Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.18.

Section 9. Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
1.1	Underwriting Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Academy Securities, Inc.

4.1	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 6, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4	Pooling and Servicing Agreement, dated as of February 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.5	Pooling and Servicing Agreement, dated as of March 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

99.6	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.

99.7	Pooling and Servicing Agreement, dated as of February 1, 2017, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.8	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.9	Agreement Between Note Holders, dated as of February 13, 2017, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., as initial note A-2 holder, relating to the D.C. Office Portfolio Whole Loan.

99.10	Agreement Between Note Holders, dated as of December 20, 2016, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, Barclays Bank PLC, as initial note A-3 holder, and Barclays Bank PLC, as initial note A-4 holder, relating to The Summit Birmingham Whole Loan.

99.11	Agreement Between Note Holders, dated as of March 15, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Goldman Sachs Mortgage Company, as initial note A-3 holder, relating to the One West 34th Street Whole Loan.

99.12	Co-Lender Agreement, dated as of March 16, 2017, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the Pentagon Center Whole Loan.

99.13	Agreement Between Note Holders, dated as of January 11, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder and Morgan Stanley Bank, N.A. as initial note A-3 holder, relating to the JW Marriott Desert Springs Whole Loan.

99.14	Agreement Between Note Holders, dated as of March 30, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to The Davenport Whole Loan.

99.15	Agreement Between Note Holders, dated as of January 31, 2017, by and between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, relating to Merrill Lynch Drive Whole Loan.

99.16	Co-Lender Agreement, dated as of January 31, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-4 holder, Bank of America, N.A., as initial note A-2 holder and initial note A-5 holder, and Deutsche Bank AG, New York Branch, as initial note A-3 holder and initial note A-6 holder, relating to Key Center Cleveland Whole Loan.

99.17	Agreement Between Note Holders, dated as of October 27, 2016, by and between Bank of America, N.A., as initial note A-1-1 holder, Bank of America, N.A., as initial note A-1-2 holder and Bank of America, N.A., as initial note A-2 holder, relating to the American Greetings HQ Whole Loan.

99.18	Agreement Between Note Holders, dated as of April 13, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1- holder and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Ralph’s Food Warehouse Portfolio Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Title:	Anthony J. Sfarra President

Dated: April 19, 2017

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 6, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4	Pooling and Servicing Agreement, dated as of February 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.5	Pooling and Servicing Agreement, dated as of March 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

99.6	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.

99.7	Pooling and Servicing Agreement, dated as of February 1, 2017, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.8	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.9	Agreement Between Note Holders, dated as of February 13, 2017, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., as initial note A-2 holder, relating to the D.C. Office Portfolio Whole Loan.

99.10	Agreement Between Note Holders, dated as of December 20, 2016, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, Barclays Bank PLC, as initial note A-3 holder, and Barclays Bank PLC, as initial note A-4 holder, relating to The Summit Birmingham Whole Loan.

99.11	Agreement Between Note Holders, dated as of March 15, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Goldman Sachs Mortgage Company, as initial note A-3 holder, relating to the One West 34th Street Whole Loan.

99.12	Co-Lender Agreement, dated as of March 16, 2017, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the Pentagon Center Whole Loan.

99.13	Agreement Between Note Holders, dated as of January 11, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder and Morgan Stanley Bank, N.A. as initial note A-3 holder, relating to the JW Marriott Desert Springs Whole Loan.

99.14	Agreement Between Note Holders, dated as of March 30, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to The Davenport Whole Loan.

99.15	Agreement Between Note Holders, dated as of January 31, 2017, by and between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, relating to Merrill Lynch Drive Whole Loan.

99.16	Co-Lender Agreement, dated as of January 31, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-4 holder, Bank of America, N.A., as initial note A-2 holder and initial note A-5 holder, and Deutsche Bank AG, New York Branch, as initial note A-3 holder and initial note A-6 holder, relating to Key Center Cleveland Whole Loan.

99.17	Agreement Between Note Holders, dated as of October 27, 2016, by and between Bank of America, N.A., as initial note A-1-1 holder, Bank of America, N.A., as initial note A-1-2 holder and Bank of America, N.A., as initial note A-2 holder, relating to the American Greetings HQ Whole Loan.

99.18	Agreement Between Note Holders, dated as of April 13, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1- holder and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Ralph’s Food Warehouse Portfolio Whole Loan.